UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CORELOGIC, INC.

(Name of Registrant as Specified In Its Charter)

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CoreLogic Confirms Receipt of Revised Proposal

from Senator Investment Group and Cannae Holdings

IRVINE, Calif., September 14, 2020 — CoreLogic® (NYSE: CLGX), a leading global property data and analytics-driven solutions provider, today confirmed that it has received a revised unsolicited proposal from Senator Investment Group LP and Cannae Holdings Inc. to acquire all outstanding common shares of CoreLogic for $66.00 per share in cash.

Consistent with its fiduciary duties and in consultation with its financial and legal advisors, CoreLogic’s Board of Directors will carefully review the revised proposal with the assistance of financial and legal advisors to determine the course of action it believes is in the best interests of the Company and its shareholders. CoreLogic shareholders need take no action at this time.

CoreLogic previously announced on July 7 that its Board of Directors had unanimously rejected the unsolicited proposal from Senator/Cannae it received on June 26 to acquire all outstanding common shares of CoreLogic for $65.00 per share in cash. After a careful and thorough review, conducted in consultation with its independent financial and legal advisors, CoreLogic’s Board of Directors unanimously concluded that the unsolicited proposal significantly undervalues the Company, raises serious regulatory concerns, and is not in the best interests of all shareholders.

Since that time, CoreLogic has reported strong second quarter financial results, significantly increased forward guidance based on the strength of its business, raised its quarterly dividend by 50%, and committed to a $1 billion share repurchase. CoreLogic’s Board of Directors will review the revised proposal from Senator/Cannae which reflects a proposed $1 per share increase and a request for due diligence.

CoreLogic shareholders are encouraged to visit CoreLogicValue.com to view more information relevant to the Special Meeting of Shareholders on November 17, 2020.

About CoreLogic

CoreLogic (NYSE: CLGX), the leading provider of property insights and solutions, promotes a healthy housing market and thriving communities. Through its enhanced property data solutions, services and technologies, CoreLogic enables real estate professionals, financial institutions, insurance carriers, government agencies and other housing market participants to help millions of people find, buy and protect their homes. For more information, please visit www.corelogic.com.

CORELOGIC and the CoreLogic logo are trademarks of CoreLogic, Inc. and/or its subsidiaries. All other trademarks are the property of their respective owners.

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Safe Harbor/Forward Looking Statements

Certain statements made in this press release are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to expected financial results, including in the second half of fiscal year 2020 and fiscal years 2021 and 2022, overall mortgage market volumes, market opportunities, stockholder value creation, repurchases of our shares, our strategic plans or growth strategy, and the near and long term consequences of the unsolicited proposal we received from Senator/Cannae on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and Part II, Item 1A of our most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the Securities and Exchange Commission (“SEC”). These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on our ability to repurchase our shares; changes in prices at which we are able to repurchase our shares; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Important Additional Information and Where to Find It

On September 4, 2020, in connection with the November 17, 2020 special meeting of shareholders (the “Special Meeting”) called by CoreLogic’s board of directors, CoreLogic filed a preliminary proxy statement (the “Preliminary Special Meeting Proxy Statement”) with the SEC. Prior to the Special Meeting, CoreLogic will furnish a definitive proxy statement to its stockholders (the “Definitive Special Meeting Proxy Statement”), together with a WHITE proxy card. SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY SPECIAL MEETING PROXY STATEMENT AND THE DEFINITIVE SPECIAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT CORELOGIC WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders will be able to obtain, free of charge, copies of the Definitive Special Meeting Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by CoreLogic with the SEC in connection with the Special Meeting at the SEC’s website (http://www.sec.gov), at CoreLogic’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022.

Participants in the Solicitation

CoreLogic, its directors and certain of its executive officers and other employees will be participants in the solicitation of proxies from shareholders in connection with the Special Meeting. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of CoreLogic’s shares, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Preliminary Special Meeting Proxy Statement and will be set forth in the Definitive Special Meeting Proxy Statement and other materials to be filed with the SEC in connection with the Special Meeting. Information relating to the foregoing can also be found in CoreLogic’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of CoreLogic’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Contacts

Investors:

Dan Smith

703-610-5410

danlsmith@corelogic.com

Media:

Sard Verbinnen & Co.

George Sard/Robin Weinberg/Devin Broda

CoreLogic-SVC@SARDVERB.com